Exhibit 10.01

First Amendment to

Amended and restated EMPLOYMENT AGREEMENT

This First Amendment (“Amendment”) to the Amended and Restated Employment Agreement by and between Natural Alternatives International, Inc., a Delaware corporation (“Company”), and Mark LeDoux (“Employee”), dated effective as of October 1, 2015 (“Agreement”), is made and entered into effective as of July 1, 2018. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1.      Pursuant to Section 4(a) of the Agreement, Employee’s base salary is hereby increased to Four Hundred Twenty-Five Thousand dollars ($425,000) per year effective as of July 1, 2018.

2.     Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of September 20, 2018.

EMPLOYEE

/s/ Mark A. LeDoux

Mark A. LeDoux

COMPANY

Natural Alternatives International, Inc.,

a Delaware corporation

/s/ Kenneth E. Wolf

Kenneth E. Wolf, President